                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement               [_] Confidential, for use of the
                                                  Commission only (as permitted
                                                  by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Dauphin Technology, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement. If other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                                     ---------------------------

(5)  Total fee paid:
                    ------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount previously paid:
                               -------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:
                                                     ---------------------------

   (3)  Filing party:
                     -----------------------------------------------------------

   (4)  Date filed:
                   -------------------------------------------------------------

                           DAUPHIN TECHNOLOGY, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held June 25, 2002

To The Shareholders of
Dauphin Technology, Inc.:

   You are cordially invited to attend the Annual Meeting of the Shareholders of Dauphin Technology, Inc. (the "Company"), which will be held at the Cotillion Banquet Hall, 360 Creekside (Routes 14 and 53) in Palatine, Illinois on Tuesday, June 25, 2002, at 2:00 p.m., Central Standard Time, to consider and act upon the following matters:

      1. The election of four Directors.

      2. Ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

      3. Such other business as may come before the Meeting or any adjournments thereof.

   Only Shareholders of record at the close of business as of April 29, 2002, are entitled to notice of and to vote at the Annual Meeting and any adjournment of the Meeting. The Annual Report of the Company for the fiscal year ended December 31, 2001 is being mailed to all Shareholders of record and accompanies this Notice and related Proxy Statement.

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                          By Order of the Board of Directors
                                          of Dauphin Technology, Inc.

                                          /s/ Luke Lukens

                                          Luke Lukens
                                          Assistant Secretary

Dated: April 29, 2002

                           DAUPHIN TECHNOLOGY, INC.

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held June 25, 2002

   This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of DAUPHIN TECHNOLOGY, INC., an Illinois corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held June 25, 2002, as stated in the foregoing notice. Solicitations will be made by mail and all expenses incurred in connection with the solicitations will be borne by the Company.

   Each outstanding share of common stock of the Company is entitled to one vote on each matter submitted to a vote at the Meeting, without cumulative voting. Votes may be cast by mail by signing and returning the enclosed Proxy or by voting in person at the Meeting. If you intend to vote in person at the Meeting and your shares are held in the name of your broker or other nominee, you will need to bring a Proxy from your broker or nominee authorizing you to vote your shares. The Board of Directors has fixed April 29, 2002, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or adjournments thereof.

   If the enclosed Proxy is properly executed and returned to American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, N.Y. 10038, all shares represented thereby will be voted for the Proposals described in this Proxy Statement. Anyone giving a Proxy may revoke it at any time before it is exercised. A Proxy may be revoked by signing and returning another Proxy at a later date, providing written notice of revocation to the Company's Secretary or attending the Meeting and voting in person.

   The Company had 65,050,646 shares of $0.001 par value common stock outstanding on April 22, 2002. A quorum, which is a majority of the outstanding shares entitled to vote as of the record date, must be present to hold the Meeting and to conduct business. Shares are counted as present at the Meeting if you appear in person or if you vote your shares by mailing a properly executed Proxy. If shares are held in the name of a broker and you do not return a Proxy, your broker may leave your shares un-voted or may vote your non-voted shares on routine matters such as those contained in Proposals 1 and
2. To the extent your broker votes your shares on Proposals 1 and 2, your shares will be counted as present for purposes of determining a quorum. If your vote is withheld for any Proposal, it will be counted for purposes of determining a quorum, but not for voting on the Proposal.

   It is anticipated that the mailing to Shareholders of this Proxy Statement and the enclosed Proxy will commence on or about May 6, 2002. The Annual Report of the Company for the fiscal year ended December 31, 2001, is being mailed to all Shareholders of record and accompanies this Proxy Statement.

  Matters to be Considered at the Meeting

   The Company's Shareholders are being asked to consider and act upon the following Proposals:

      1. The election of four Directors.

      2. The ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

      3. Such other business as may come before the Meeting or any adjournments thereof.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

   At the Meeting, four Directors will be elected for a term of one year, or until their successors have been elected and qualified. The nominees are Andrew
J. Kandalepas; Gary E. Soiney; Mary Ellen Conti, M.D. and Dr. Daniel D. Kiddy. Messers. Kandalepas and Soiney and Dr. Conti are currently a member of the Board of Directors. Mr. Jeffrey L. Goldberg has indicated his intention to retire from the Board at the end of his term and accordingly will not stand for re-election.

   The shares represented by each Proxy given pursuant to this solicitation will be voted in the manner authorized by the laws of the state of Illinois for the nominees listed below, unless such authorization is withheld in the Proxy. Each share is entitled to one vote on each matter addressed at the Meeting, including the election of Directors. Shares do not provide cumulative voting on any matter. In the absence of contrary direction, the Proxies will cast votes in such manner as to elect all or as many nominees as possible. If any nominee becomes unavailable for any reason presently unknown, the Proxies will be voted for substitute nominees. Information with respect to each nominee is set forth below.

    Name of Nominee               Age Principal Position with the Company
    ---------------               --- --------------------------------------
    Andrew J. Kandalepas......... 50  Chairman of the Board; Chief Executive
                                      Officer; President

    Gary E. Soiney............... 61  Director

    Mary Ellen Conti, M.D........ 57  Director

    Dr. Daniel D. Kiddy.......... 38  Director

   Mr. Kandalepas joined the Company as Chairman of the Board in February 1995. He was named CEO and President in November 1995. In addition, Mr. Kandalepas is the founder and President of CADserv Corporation, a Schaumburg, Illinois electronics design services firm ("CADserv"). Mr. Kandalepas graduated from DeVry Institute in 1974 with a Bachelor's Degree in Electronics Engineering Technology. He then served as a product engineer at GTE for two years. Mr. Kandalepas left GTE to serve ten years as a supervisor of PCB design for Motorola prior to founding CADserv.

   Mr. Soiney has served as a Director since November 1995. He is also a member of the Audit Committee. He graduated from the University of Wisconsin in Milwaukee as a marketing major with a degree in Business Administration. He is currently a 75% owner in Pension Design & Services, Inc., a Wisconsin corporation that performs administrative services for qualified pension plans primarily in the Midwest, a position he has held for the past five years.

   Dr. Conti was appointed to the Board of Directors and to the Audit Committee in September, 2000. Dr. Conti is a Radiation Oncologist and owns and operates four Radiation Therapy Clinics in the St. Louis, Missouri area. She has practiced in the medical field since 1974 and has been a member of the Planning and Budget Committee of Memorial Hospital in Belleville, Illinois. Dr. Conti currently serves as a member of the Board of Directors of Creighton University, FirstStar Bank Health Care Board, Association of Freestanding Radiation Oncology Centers and the Accreditation Association for Ambulatory Health Care.

   Dr. Kiddy is a surgeon specializing in podiatric medicine with a private practice in O'Fallon, Missouri. He began private practice in 1992 after completing surgical residencies at Yale, St. Raphael Hospital in New Haven, Connecticut and at Delaware Valley Medical Center. He is currently on the executive medical committee for Unity Health Care and operates private business providing healthcare to patients in over 150 nursing homes throughout the state of Missouri.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

  Compensation of Directors

   No Directors have received Directors' fees for any Director's or Committee Meeting attended. Directors are entitled to reimbursement of reasonable expenses incurred in attending Meetings of the Board of Directors and any Committee of the Board of Directors.

  Meetings and Committees of the Board of Directors

   The Board of Directors held ten Meetings during the fiscal year ended December 31, 2001, each of which were attended by all of the Directors then in office.

   The Board of Directors has an Audit Committee, which consisted of the following independent Directors: Jeffrey L. Goldberg, Gary E. Soiney and Mary Ellen Conti, M.D. The Audit Committee meets with the Company's independent public accountants, reviews the scope and results of their audit, reviews management response to advisory comments and inquiries into various matters such as adequacy of internal controls and security, application of new regulatory policies and accounting rules and other issues that may from time to time be of concern to the Committee or its members. The Audit Committee met four times for the fiscal year 2001. The Audit Committee's Report is set forth later in this Proxy Statement.

   The Board of Directors does not have a Compensation Committee. The full Board is responsible for reviewing and approving compensation paid to Executive Officers of the Company, including salaries and bonuses. The full Board also administers the Company's employee benefits plans, including the Company's 401(k) Plan. The Board's Report on Executive Compensation is set forth later in this Proxy Statement.

                                  PROPOSAL 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected Grant Thornton LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2002. Grant Thornton LLP has audited the Company's financial statements since the fiscal year ending December 31, 1999. A representative of Grant Thornton
LLP is expected to be present at the Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

   Ratification of the appointment of the Company's independent auditors requires the affirmative vote of a majority of the shares present and eligible to vote at the Meeting. In the event that appointment of Grant Thornton LLP is not ratified, the appointment of independent auditors will be reconsidered by the Board of Directors.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          SHAREHOLDERS AND MANAGEMENT

   The following table sets forth as of April 22, 2002, the number and percentage of outstanding shares of the Company's common stock beneficially owned by (i) each Executive Officer and Director, (ii) all Executive Officers and Directors as a group, (iii) all persons known by the Company to own beneficially more than 5% of the Company's common stock. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                         Amount and Nature  Percent of
                                                           of Beneficial    Shares of
Name                                   Title                 Ownership     Common Stock
----                                   -----             ----------------- ------------
Andrew J. Kandalepas**..... Chairman, Chief Executive
                            Officer & President              4,526,337(1)      7.0%

Harry L. Lukens, Jr........ Chief Financial Officer,
                            Asst. Secretary                    480,000(2)        *

Jeffrey L. Goldberg........ Secretary, Director                 80,000(3)        *

Christopher L. Geier....... Executive Vice-President         1,000,000(4)      1.5%

Gary E. Soiney**........... Director                            80,000(5)        *

Mary Ellen Conti, M.D.**... Director                           164,500(6)        *

                                                             ---------         ---

(Executive Officers and Directors as a group (6 persons)     6,330,837(7)      9.7%

                                                             =========         ===

--------
   *Less than 1%
   **Nominee for election to the Board
(1) Includes options to purchase 1,150,000 shares under options immediately exercisable.
(2) Includes options to purchase 480,000 shares under options immediately exercisable.
(3) Includes options to purchase 80,000 shares under options immediately exercisable.
(4) Includes options to purchase 1,000,000 shares under options immediately exercisable.
(5) Includes options to purchase 80,000 shares under options immediately exercisable.
(6) Includes options to purchase 40,000 shares under options immediately exercisable.
(7) Includes options to purchase 2,840,000 shares under options immediately exercisable.

                      COMPENSATION OF EXECUTIVE OFFICERS

   The following table sets forth in the format required by applicable regulations of the Securities and Exchange Commission the compensation for Executive Officers of the Company who served in such capacities as of December 31, 2001.

                          SUMMARY COMPENSATION TABLE

                                                                   Long-Term
                                          Annual Compensation   Compensation (1)
                                          ------------------- --------------------
                                                                Awards    Payouts
                                                              ---------- ---------
                                                                         Long-Term
                                                              Securities Incentive
                              Fiscal Year                     Underlying   Plan     All Other
                                 Ended                         Options    Payouts  Compensation
Name and Title                  Dec. 31     Salary    Bonus      (#)        ($)        (2)
--------------                -----------  --------  -------  ---------- --------- ------------
Andrew J. Kandalepas.........    2001     $195,000   $   -0-     -0-       $-0-       $5,000
  Chairman, CEO and President    2000      195,000    50,000     -0-        -0-        5,000
                                 1999       84,000       -0-     -0-        -0-        5,000

Christopher L. Geier (3).....    2001     $185,000       -0-     -0-        -0-          -0-
  Executive Vice-President       2000      185,000       -0-     -0-        -0-          -0-
                                 1999       65,585       -0-     -0-        -0-          -0-

Harry L. Lukens, Jr. (4).....    2001     $175,000       -0-     -0-        -0-          -0-
  Chief Financial Officer,       2000      106,000       -0-     -0-        -0-          -0-
  Assistant Secretary

--------
(1) The Company presently has no long-term compensation arrangements and had no such plans during fiscal years 1999 through 2001.
(2) The amounts disclosed in this column consist of Company discretionary contributions to the Company's 401(k) Plan and insurance premiums paid by the Company. The Company made no discretionary contributions to the 410(k) Plan in fiscal years 1999 through 2001.
(3) Mr. Geier commenced employment in March 1999 and therefore, the compensation shown for him for 1999 is for the period from March 1999 through December 1999.
(4) Mr. Lukens commenced employment in May 2000 and therefore, the compensation shown for him for 2000 is for the period from May 2000 through December 2000.

                                  401(k) PLAN

   Effective January 1, 1996, the Company adopted the Dauphin Technology, Inc. 401(k) Plan ("Plan"), covering substantially all employees. The Plan is administered by the Board of Directors of the Company and the trustees are Andrew J. Kandalepas, Christopher L. Geier and Harry L. Lukens, Jr. The Plan is a defined contribution plan that permits participants to contribute up to 15% of pretax annual compensation, as defined in the Plan, in addition to discretionary contributions that may be made by the Company, at the discretion of the Company's Board of Directors. Plan participants are provided forty-six optional forms of direct investment under the Plan. The Company made no discretionary contributions to the Plan for fiscal years 1999 through 2001.

                              STOCK OPTION GRANTS

   The following table sets forth certain information regarding options to acquire shares of common stock granted during the fiscal year ended December 31, 2001 to the named Executive Officers.

                   STOCK OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                           Potential
                                                                           Realizable
                                                                            Value at
                                                                         Assumed Annual
                                                                         Rates of Stock
                     Number of                                         Price Appreciation
                       Shares       % of Total                          for Option Term
                     Underlying  Options Granted   Exercise Expiration ------------------
Name                  Options   During Fiscal Year  Price      Date       5%       10%
----                 ---------- ------------------ -------- ----------  -------  -------
Harry L. Lukens, Jr.   50,000          3.34%        $3.59    03/01/04  $28,300   $59,400
Mary Ellen Conti....   20,000          1.33%         1.31    04/25/04    4,200     8,700

   All options granted during the last fiscal year have an exercise price equal to 100% of the fair market value of the Company's stock on the grant date. All options are immediately exercisable. According to Securities and Exchange Commission rules, the potential realizable value information columns set forth gains that may exist for the respective options, assuming that the market price for the Company's shares appreciates from the date of grant over a period equal to the term of the option at the annual rates of 5% and 10%, respectively. If the Company's shares do not increase in price above the exercise price, no value will be realizable from these options.

                       AGGREGATED 2001 OPTION EXERCISES/
                       YEAR-END 2001 OPTION VALUES TABLE

                                                       Shares Underlying        `Value of Unexercised
                                                  Unexercised Options Held at In-the-Money Options Held
                     Option Exercises in 2001 (1)        Dec. 31, 2001          at Dec. 31, 2001 (2)
                     ---------------------------- --------------------------- -------------------------
                       Shares
                     Underlying           Value
Name                  Options            Realized Exercisable   Unexercisable Exercisable Unexercisable
----                 ----------          -------- -----------   ------------- ----------- -------------
Andrew J. Kandalepas     --                 --     1,150,000         --        $473,280        $--
Harry L. Lukens, Jr.     --                 --       480,000         --          74,700         --
Jeffrey L. Goldberg.     --                 --        80,000         --          12,964         --
Christopher L. Geier     --                 --     1,000,000         --         439,400         --
Gary E. Soiney......     --                 --        80,000         --          12,964         --
Mary Ellen Conti....     --                 --        40,000         --           5,976         --

--------
(1) No options were exercised in 2001 by any Executive Officer or Director of the Company.
(2) Represents the closing price for Dauphin common stock on December 31, 2001 of $1.08 less the exercise price for all outstanding exercisable and unexercisable options for which the exercise price is less than the closing price.

                         COMPARATIVE PERFORMANCE GRAPH

   The following graph shows a comparison of the five-year cumulative total shareholder returns for the Company's common stock with the Russell 2000 Index and a peer group of companies engaged in the hand-held computer and set-top box industries comprised of: Symbol Technologies, Inc., Eagle Broadband, Inc., TVIA, Inc. and Urbana.ca Inc.

                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG DAUPHIN TECHNOLOGY, INC.,
                    RUSSELL 2000 INDEX AND PEER GROUP INDEX


                                    [CHART]

                     ASSUMES $100 INVESTED ON JAN. 1, 1997
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING DEC. 31, 2001


                                  FISCAL YEAR

            COMPANY           1996    1997    1998    1999    2000    2001
            -------          ------- ------- ------- ------- ------- -------
    Dauphin Technology, Inc. $100.00 $113.33 $ 62.90 $ 28.32 $133.26 $115.14
    Peer Group..............  100.00  128.11  325.71  486.07  412.93  272.22
    Russell 2000 Index......  100.00  122.34  118.91  142.21  136.07  137.46

   The comparison of total return on investment is based on changes in year-end price plus reinvestment of all dividends for each period and assumes that $100 was invested on December 31, 1996, in Company common stock, and in common stock of the companies which comprise the Russell 2000 Index and the selected peer group companies.

                           BOARD OF DIRECTORS REPORT
                           ON EXECUTIVE COMPENSATION

  Compensation Philosophy and Objectives

   The Board of Directors is responsible for reviewing and approving the compensation paid to the Executive Officers of the Company, including salaries and bonuses. It is the philosophy of the Company to ensure that executive compensation be linked directly to continuous improvements in corporate performance and increases in shareholder value. The Board believes that corporate performance includes, in addition to stock market and financial performance, such factors as the quality of the Company's products and the timeliness of its services, monitoring and improving the Company's environmental performance and maintaining equitable opportunities for the Company's employees.

   The following objectives have been adopted by the Board as guidelines for compensation decisions:

    . provide a competitive total compensation program that enables the Company to attract and retain key executives.

    . provide variable compensation opportunities that are directly linked with the performance of the Company and align executive remuneration with the interests of the Shareholders.

    . integrate all pay programs with the Company's annual and long-term business strategies and objectives and focus executive behavior on the fulfillment of those objectives.

   The Board does not use a quantitative method or use mathematical formulas exclusively in setting any element of compensation. The Board uses discretion, guided in large part by the concept of pay for performance, and considers all elements of an executive's compensation package when setting each portion of compensation. Further, the focus on pay for performance may cause individual compensation amounts to change significantly from year to year.

   The key elements of the Company's executive compensation program presently consists of salary, non-qualified stock options and the use of a 401(k) Plan, in lieu of a defined benefit pension plan, which ties the retirement income of the Executive Officers closely to the long-term performance of the Company. The Board's philosophy on each of these key elements, including the basis for the compensation awarded to the CEO, is discussed below.

  Salaries

   Salaries for Executive Officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the comparative marketplace for executive talent, including a comparison to base salaries for comparable positions at comparable companies. The Board receives the recommendations of the CEO for the compensation to be paid to Executive Officers (other than himself) and after due deliberations determines the compensation of such Executive Officers and the CEO. Each year recommendations for future salary levels for Executive Officers (other than himself) are prepared by the CEO and are reviewed with, modified where appropriate, and approved by the Board.

  Compensation of the Chief Executive Officer

   The Board of Directors reviews the total annual compensation of Mr. Kandalepas and takes into account his role and responsibilities as President and Chief Executive Officer of the Company, taking into consideration those factors described in the preceding paragraph. During fiscal year 2001, no adjustments were made to Mr. Kandalepas' annual salary.

  Bonuses

   No Executive Officer received a bonus during the fiscal year 2001 due to the difficult business and financial circumstances facing the Company. Mr. Kandalepas received a bonus in 2000 in the amount of $50,000 for his extraordinary efforts is assisting the Company through its successful private placement, completing the common stock purchase agreement and equity line financing with Techrich International Limited and the successful negotiations and completion of the set-top box contract with Estel S.A. No Executive Officer received a bonus in 1999.

  Deductibility of Certain Executive Compensation

   Section 162(m) added to the federal Internal Revenue Code by the Omnibus Budget Reconciliation Act of 1993 (the "Act"), denies publicly held corporations a deduction for compensation in excess of $1 million per year paid or accrued with respect to certain executives in taxable years beginning on or after January 1, 1994, except to the extent that such compensation qualifies for an exemption from that limitation. Exempt compensation includes only the following: (a) performance-based compensation (provided that certain outside directors, shareholder approval, and certification requirements are met); (b) commissions; (c) payments from certain tax-qualified retirement plans; (d) health and other fringe benefits that are reasonably believed to be excludable from gross income; and (e) compensation payable under a binding written contract in effect February 17, 1993.

   The new deduction limitation has no effect on the Company's ability to deduct payments made (or deemed made for tax purposes) in fiscal years 1999, 2000 and 2001 to the named Executive Officers listed in the Summary Compensation Table. The new limitation, however, could affect the ability of the Company to deduct compensation paid to such officers in subsequent years. The Company intends to take appropriate action to comply with the Act so that deductions will be available to it for all compensation paid to its Executive Officers.

  Board Interlocks and Insider Participation

   In respect of deliberations concerning Executive Officers' compensation, all members of the Board of Directors participated in its deliberations, except that no Executive Officer participated in votes concerning his own compensation or related deliberations.

   There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving members of the Board of Directors and its determination of compensation payable to any Executive Officer.

                            AUDIT COMMITTEE REPORT

   The members of the Audit Committee are independent as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. On September 22, 2000, the Audit Committee adopted a written Audit Committee Charter, a copy of which is provided herewith as Exhibit A to this Proxy Statement. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with the management of the Company. Additionally, the Audit Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditor the independent auditor's independence. Based on the discussions and reviews noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year 2001.

                                          AUDIT COMMITTEE:

                                          Jeffrey L. Goldberg, Chairman
                                          Gary E. Soiney
                                          Mary Ellen Conti, M.D.

                                 OTHER MATTERS

  Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, Executive Officers, and any persons holding more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports and reports of changes in ownership of common stock and other equity securities of the Company. Such Directors, Executive Officers and 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. SEC regulations require the Company to identify in this Proxy Statement anyone who failed to file or filed a required report late during the most recent fiscal year. Based on the review of forms that the Company received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during the fiscal year, all Section 16(a) reports were satisfied on a timely basis except only for the failure to timely file the Annual Report on Form 5 by each of the Directors, except for Mr. Kandalepas.

  Fees Paid to Independent Auditors

   Audit Fees. The aggregate fees billed by Grant Thornton LLP, for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $49,000.

   All Other Fees. The aggregate fees billed by Grant Thornton for services rendered to the Company, other than the services described above, for the year ended December 31, 2001, were $41,000. The components are: services related to the filing of registration statements on Form S-1 and S-3 during the year ($27,000) and review of income tax returns and miscellaneous tax consulting ($14,000).

  Shareholder Proposals

   Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules and the Company's Bylaws. If you would like us to consider including a proposal in our Proxy Statement next year, you must deliver said proposal to our offices on or before January 31, 2003.

   As of the date of this Proxy Statement, the Board of Directors is not aware of any business which will be presented for consideration at the Meeting other than the matters set forth in this Proxy Statement. However, if other matters not now known properly come before the Meeting it is intended that the persons named as Proxies, or their substitutes, will vote the stock in accordance with their best judgment on such matters.

                                          By Order of the Board of Directors,

                                          /s/ Andrew J. Kandalepas

                                          Andrew J. Kandalepas,
                                          Chief Executive Officer and
                                          President

Palatine, Illinois
April 29, 2002

                                                                      EXHIBIT A

                           Dauphin Technology, Inc.

               AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I.  PURPOSE

   The primary purpose of the Audit Committee is to assist the Board of Directors of Dauphin Technology, Inc. in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

   . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

   . Review and appraise the audit efforts of the Corporation's independent accountants.

   . Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

   The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

   The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by outside consultants.

   The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

   The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of the groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with IV.3 below.

IV.  RESPONSIBILITIES AND DUTIES

   To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

      1. Review and update this Charter periodically, at least annually, as conditions dictate.

      2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

      3. Review with financial management and the independent accountants the 10-Q quarterly reports prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

      4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants; independence.

      5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

      6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Process

      7. In consultation with the independent accountants, review the integrity of the organization's financial reporting process, both internal and external.

      8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

      9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accounts or management.

Process Improvement

      10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgment.

      11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      12. Review any significant disagreements among management and the independent accountants in connection with the preparation of the financial statements.

      13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

      14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

      15. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financials information disseminated to governmental organizations, and the public satisfy legal requirements.

      16. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

      17. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

      18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

               DAUPHIN TECHNOLOGY, INC.

  The undersigned hereby appoints Andrew J. Kandalepas and Harry L. Lukens, Jr., and either of them, each with the power of substitution, as proxies for the undersigned, to vote all the shares of common stock of DAUPHIN TECHNOLOGY, INC. which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders to be held at The Cotillion, 360 Creekside Drive, Palatine, Illinois 60074 on
Tuesday, June 25, 2002, at 2:00 p.m., Central Daylight Time, and at any adjournment thereof, upon all matters that may be submitted to a vote of Shareholders, including the matters described in the Proxy Statement of the Company dated April 29, 2002, pursuant to the directions indicated on the reverse.

                 (Continued and to be signed on reverse side.)

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                        Annual Meeting of Shareholders
                           DAUPHIN TECHNOLOGY, INC.

                                 June 25, 2002


             .  Please Detach and Mail in the Envelope Provided  .



A  [X]  Please mark your
        votes as in this
        example.


1.  ELECTION OF DIRECTORS:

                             WITHHOLD          Nominees:  Andrew J. Kandalepas
          FOR               AUTHORITY                     Gary E. Soiney
     all nominees        to vote for all                  Mary Ellen Conti, M.D.
    listed at right  nominees listed at right             Dr. Daniel D. Kiddy

          [_]                  [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name. If no directions are given, the proxies will vote FOR all of the nominees listed in proposal 1.

2. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

              FOR                AGAINST                ABSTAIN

              [_]                  [_]                    [_]

    In their discretion upon all other matters as may properly come before the Meeting and any adjournment thereof.

    The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DAUPHIN TECHNOLOGY, INC. AND, EXCEPT AS SPECIFIED TO THE CONTRARY, WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.


SIGNATURE(S) OF SHAREHOLDER(S) _______________ _______________ DATED: _____ 2002
Note: (Please sign exactly as name(s) appears on this Proxy, including where proper, official position or representative capacity.)